Exhibit 10.3.1

AMENDMENT NO. 1

TO
REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 to Registration Rights Agreement (this “Amendment No. 1”) is entered into as of July 11, 2016, by and between GMS Inc., a Delaware corporation (the “Company”), and AEA GMS Holdings LP, a Delaware limited partnership (“AEA”), to amend the Registration Rights Agreement, dated as of April 1, 2014 (as amended, modified or supplemented from time to time, the “Registration Rights Agreement”) by and among the Company, certain affiliates of AEA and the other Holders party thereto, with such amendment to be effective at the Effective Time (as defined below).  Capitalized terms used but not defined in this Amendment No. 1 shall have the meanings ascribed to them in the Registration Rights Agreement.

WHEREAS, AEA holds as of the date hereof, and held as of the Effective Time, a majority of the Registrable Securities then held by all Holders; and

WHEREAS, AEA and the Company desire to set forth herein an amendment to the Registration Rights Agreement in accordance with Section 4.4 thereof.

NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

1.             Amendment to Section 2.7(c).  The reference to “AEA” in Section 2.7(c) of the Registration Rights Agreement is hereby deleted and replaced with “the Company”.

2.             Effectiveness. This Amendment No. 1 shall be deemed to be effective and in full force and effect immediately prior to the time the SEC declared effective the Company’s registration statement on Form S-1 (File No. 333-205902) relating to the initial public offering of the Company’s common stock (the “Effective Time”).  Except as expressly amended by this Amendment No. 1, all terms and provisions of the Registration Rights Agreement shall remain unchanged and in full force and effect without modification, and nothing herein shall operate as a waiver of any party’s rights, powers or privileges under the Registration Rights Agreement.

3.             Counterparts. This Amendment No. 1 may be executed and delivered in any number of separate counterparts (including by facsimile or electronic mail), each of which shall be an original, but all of which together shall constitute one and the same instrument.

4.             Governing Law; Arbitration.

4.1.           This Amendment No. 1 will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

4.2.           Any controversy or dispute arising out of this Amendment No. 1, the interpretation of any of the provisions hereof or the action or inaction of any Person hereunder shall be submitted to arbitration in New York, New York, before the American Arbitration Association under the commercial arbitration rules of such Association.  Any award or decision obtained from any such arbitration proceeding shall be final and binding on the parties, and judgment upon any award so obtained may be entered in any court having jurisdiction thereof.  To the fullest extent permitted by law, no action at law or in equity based upon any claim arising out of or related to this Amendment No. 1 shall be instituted in any court by any party except: (i) an action to compel arbitration pursuant to this Section 4.2,

(ii) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 4.2, or (iii) an action for injunctive relief when and if such relief is appropriate under the terms of this Amendment No. 1.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

THE COMPANY:

GMS INC.

By:	/s/ Craig Apolinsky
Name:	Craig D. Apolinsky
Title:	General Counsel

AEA:

AEA GMS HOLDINGS LP

By:	AEA GMS Holdings GP LLC, its general partner

By:	/s/ Barbara Burns
Name:	Barbara Burns
Title:	Vice President

[Signature Page to Amendment No. 1 to Registration Rights Agreement]